EXHIBIT 2.01

Extractive Sector Transparency Measures Act – Annual Report for the year ended December 31, 2025 – Fortuna Mining Corp.

Extractive Sector Transparency Measures Act - Annual Report
Reporting Entity Name	Fortuna Mining Corp.

Reporting Year	From	1/1/2025	To:	12/31/2025	Date submitted	5/29/2026

Reporting Entity ESTMA Identification Number	E929085

Other Subsidiaries Included (optional field)

Not Consolidated

Not Substituted

Attestation by Reporting Entity

In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Kevin O'Reilly				Date	5/28/2026

Position Title	Vice President Finance and Admin

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	1/1/2025	To:	12/31/2025
Reporting Entity Name	Fortuna Mining Corp.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E929085
Subsidiary Reporting Entities (if necessary)
Payments by Payee

Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Peru	Government of Peru	National Superintendency of Tax Administration	18,686,251	262,900						18,949,151	Legal processes
Peru	Government of Peru	Agency for Environmental Assessment and Enforcement			119,049					119,049
Peru	Government of Peru	Supervisory Agency for Investment in Energy and Mining			204,083					204,083	Payments related to mining concessions
Peru	Government of Peru	Geological, Mining and Metallurgical Institute			270,443					270,443	Payments related to mining concessions
Peru	Government of Peru	National Water Authority			232,706					232,706

Additional Notes:

The amounts above are all reflected in CAD, the functional currency of the reporting entity - the average exchange rates for 2025 to convert local currency amounts to CAD were as follows: 1 PEN = CAD 0.3422

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	1/1/2025	To:	12/31/2025
Reporting Entity Name	Fortuna Mining Corp.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E929085
Subsidiary Reporting Entities (if necessary)
Payments by Project

Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Peru	Caylloma Mine	18,686,251	262,900	826,281					19,775,433

Additional Notes[3]:

'The amounts above are all reflected in CAD, the functional currency of the reporting entity - the average exchange rates for 2025 to convert local currency amounts to CAD were as follows: ; 1 PEN = CAD 0.3422

Extractive Sector Transparency Measures Act – Annual Report for the year ended December 31, 2025 – Goldrock Mines Corp.

Extractive Sector Transparency Measures Act - Annual Report
Reporting Entity Name	Goldrock Mines Corp.

Reporting Year	From	1/1/2025	To:	12/31/2025	Date submitted	5/29/2026

Reporting Entity ESTMA Identification Number	E155062

Other Subsidiaries Included (optional field)

Not Consolidated

Not Substituted

Attestation by Reporting Entity

In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Kevin O'Reilly				Date	5/28/2026

Position Title	Vice President Finance and Admin

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	1/1/2025	To:	12/31/2025
Reporting Entity Name	Goldrock Mines Corp.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E155062
Subsidiary Reporting Entities (if necessary)
Payments by Payee

Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Argentina	National Government of Argentina	Ministry of Environment and Sustainable Development			362,624					362,624	Water canon. Reportable under ESTMA.
Argentina	Municipality of Tolar Grande				400,864					400,864	Construction fee. Safety, health and hygiene fee, other minor. Reportable under ESTMA.
Argentina	National Government of Argentina	Revenue and Customs Control Agency	2,607,341							2,607,341	CAD 2,450,018.13 Wealth tax (on behalf of the shareholders); CAD 157,323.20 Export duties. Both reportable under ESTMA
Argentina	Provincial Government of Salta	General Treasury		10,362,436						10,362,436	Royalties. Reportable under ESTMA

Additional Notes:

'The amounts above are all reflected in CAD, the functional currency of the reporting entity - the average exchange rates for 2025 to convert local currency amounts to CAD were as follows: 1 ARS = CAD 0.0011

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	1/1/2025	To:	12/31/2025
Reporting Entity Name	Goldrock Mines Corp.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E155062
Subsidiary Reporting Entities (if necessary)
Payments by Project

Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Argentina	Lindero	2,607,341	10,362,436	763,489					13,733,266

Additional Notes[3]:

'The amounts above are all reflected in CAD, the functional currency of the reporting entity - the average exchange rates for 2025 to convert local currency amounts to CAD were as follows: 1 ARS = CAD 0.0011

Extractive Sector Transparency Measures Act – Annual Report for the year ended December 31, 2025 – Fortuna Silver Holdings (Mexico) Inc.

Extractive Sector Transparency Measures Act - Annual Report
Reporting Entity Name	Fortuna Silver Holdings (Mexico) Inc.

Reporting Year	From	1/1/2025	To:	12/31/2025	Date submitted	5/29/2026

Reporting Entity ESTMA Identification Number	E812232

Other Subsidiaries Included (optional field)

Not Consolidated

Not Substituted

Attestation by Reporting Entity

In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Kevin O'Reilly				Date	5/28/2026

Position Title	Vice President Finance and Admin

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	1/1/2025	To:	12/31/2025
Reporting Entity Name	Fortuna Silver Holdings (Mexico) Inc.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E812232
Subsidiary Reporting Entities (if necessary)
Payments by Payee

Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Mexico	National Government of Mexico	Ministry of Economy		725,733						725,733	"Payment related to 0.5% extraordinary mining duty

Additional Notes:

'The amounts above are all reflected in CAD, the functional currency of the reporting entity - the average exchange rates for 2025 to convert local currency amounts to CAD were as follows: 1 MXN = CAD 0.0728

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	1/1/2025	To:	12/31/2025
Reporting Entity Name	Fortuna Silver Holdings (Mexico) Inc.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E812232
Subsidiary Reporting Entities (if necessary)
Payments by Project

Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Mexico	San Jose Mine		725,733						725,733

Additional Notes[3]:

'The amounts above are all reflected in CAD, the functional currency of the reporting entity - the average exchange rates for 2025 to convert local currency amounts to CAD were as follows: 1 MXN = CAD 0.0728

Extractive Sector Transparency Measures Act – Annual Report for the year ended December 31, 2025 – Roxgold Inc.

Extractive Sector Transparency Measures Act - Annual Report
Reporting Entity Name	Roxgold Inc.

Reporting Year	From	1/1/2025	To:	12/31/2025	Date submitted	5/29/2026

Reporting Entity ESTMA Identification Number	E643047

Other Subsidiaries Included (optional field)

Not Consolidated

Not Substituted

Attestation by Reporting Entity

In accordance with the requirements of the ESTMA, and in particular section 9 thereof, I attest I have reviewed the information contained in the ESTMA report for the entity(ies) listed above. Based on my knowledge, and having exercised reasonable diligence, the information in the ESTMA report is true, accurate and complete in all material respects for the purposes of the Act, for the reporting year listed above.

Full Name of Director or Officer of Reporting Entity	Kevin O'Reilly				Date	5/28/2026

Position Title	Vice President Finance and Admin

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	1/1/2025	To:	12/31/2025
Reporting Entity Name	Roxgold Inc.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E643047
Subsidiary Reporting Entities (if necessary)
Payments by Payee

Country	Payee Name[1]	Departments, Agency, etc… within Payee that Received Payments[2]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid to Payee	Notes[34]
Côte d'Ivoire	Government of Côte d'Ivoire	Tax Authority	89,756,094	52,839,512	336,298			15,238,933		158,170,836	Payments made in XOF, refer to Additional notes for conversion assumptions
Côte d'Ivoire	Municipality of Seguela								862,486	862,486	"Tere Africa; community road building. Community development campaigns. Payments made in XOF, refer to Additional notes for conversion assumptions".
Burkina Faso	Government of Burkina Faso	Tax Authority	31,528,031	17,786,403	50,479			15,457,129		64,822,042	Payments related to: Income Tax; Net Assets tax; Mining workers Retirement Plan contribution; Mining Royalty; Special Mining Tax

Additional Notes:

'The amounts above are all reflected in CAD, the functional currency of the reporting entity - the average exchange rates for 2025 to convert local currency amounts to CAD were as follows: 1 XOF = CAD 0.0024

Extractive Sector Transparency Measures Act - Annual Report

Reporting Year	From:	1/1/2025	To:	12/31/2025
Reporting Entity Name	Roxgold Inc.				Currency of the Report	CAD
Reporting Entity ESTMA Identification Number	E643047
Subsidiary Reporting Entities (if necessary)
Payments by Project

Country	Project Name[1]	Taxes	Royalties	Fees	Production Entitlements	Bonuses	Dividends	Infrastructure Improvement Payments	Total Amount paid by Project	Notes[23]
Côte d'Ivoire	Seguela Mine	89,756,094	52,839,512	336,298			15,238,933	862,486	159,033,322
Burkina Faso	Yaramoko Mine	31,528,031	17,786,403	50,479			15,457,129		64,822,042

Additional Notes[3]:

'The amounts above are all reflected in CAD, the functional currency of the reporting entity - the average exchange rates for 2025 to convert local currency amounts to CAD were as follows: 1 XOF = CAD 0.0024